The Lutheran Brotherhood Family of Funds

Supplement to Prospectus Dated December 31, 2001

        Effective July 1, 2002, Thrivent Investment Management Inc. will serve as the distributor for The Lutheran Brotherhood Family of Funds, and the registered representatives which offer the Funds will become associated with Thrivent Investment Management Inc.

The date of this Supplement is June 28, 2002.

Please include this supplement with your prospectus